UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Pkwy, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant’s telephone number, including area code: 800-934-5550

Date of fiscal year end:  06/30/2019

Date of reporting period: 06/30/2019

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the IMS Family of Funds, series of the 360 Funds (the “registrant”) for the year ended June 30, 2019 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

IMS Capital Value Fund IMS Strategic Income Fund IMS Dividend Growth Fund

Annual Report

June 30, 2019

Fund Advisor:

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR 97086
Toll Free (800) 934-5550

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the IMS Family of Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from an IMS Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform an IMS Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held with the IMS Family of Funds complex/your financial intermediary.

IMS CAPITAL VALUE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS (Unaudited)

Annual Report

June 30, 2019

Dear Fellow Shareholders,

The year ended June 30, 2019 delivered strong returns for U.S. Equity markets.   However, the returns were volatile and unevenly distributed between value, growth, large cap and small cap.  In this environment, the IMS Capital Value Fund (the “Value Fund”) returned a solid +21.10% during the first half of 2019.  The Fund’s benchmark, the S&P 500® Index (“S&P 500”) returned +18.54%.   For the fiscal year ended June 30, 2019, the Fund returned +6.99% vs +10.42% for the benchmark S&P 500 and +8.46% for the Russell 1000 Value Index (“Russell 1000”).  Growth stocks outperformed value stocks handily over the period as demonstrated by the growth-weighted S&P 500 vs the value-weighted Russell 1000.  The Value Fund’s one-year return trailed the benchmark primarily due to the value vs growth performance disparity.

Investors had to navigate many obstacles over the past year.  A trade war with China over tariffs, currency and intellectual property rights has been front and center.  The Federal Reserve’s changing posture has created additional uncertainty and risks.  We continue to see U.S. Corporations successfully navigate these risks and changing landscapes.  Based on corporate profit margins, earnings growth and return on equity - U.S. Corporations are executing well-above their global peers.

The Fund’s best performers over the past year included Advanced Micro Devices (AMD) +102.6%, Starbucks (SBUX) +71.6% and PayPal Holdings (PYPL) +37.4%.  All three of these companies were bought years ago when their share prices were depressed and undervalued.  The positive trends around gaming, consumer spending, and the smart phone replacing cash and credit cards continue.  We see tremendous opportunities for future growth in these stocks.

The Fund’s worst performers included Invivo (NVIV) -56.4%, Apache (APA) -38.0% and Electronic Arts (EA) -28.1%.  Invivo Therapeutics represents less than one tenth of one percent of the Fund’s assets and therefore had very little impact on performance. Apache suffered from the seemingly never-ending slide in oil prices.  While Electronic Arts may be in the high growth gaming industry, but many of the industry’s top publisher’s lost ground to new, subscription-based, web-only competitors, and EA was no exception.

We seek to invest in a diversified portfolio of quality hand-picked, long term growth companies that are temporarily undervalued.  Over the past 30 years, our prudent approach has been consistent and we have remained true to our style even when value investing has gone in and out of favor.  We thank you for investing alongside us in the IMS Capital Value Fund as we continue to focus on building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Capital Value Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for periods ended June 30, 2019)
	One Year	Five Year	Ten Year
IMS Capital Value Fund*	6.99%	5.08%	9.25%
S&P 500® Index**	10.42%	10.72%	14.70%

Total annual operating expenses, as disclosed in the Fund’s current prospectus dated October 29, 2018, were 1.74% of average daily net assets. The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Value Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) do not exceed 1.95% of the Value Fund’s average daily net assets through October 31, 2019, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap agreement may be terminated by either party upon 60 days’ written notice prior to the end of the then-current term of the agreement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The  returns  shown  do  not  reflect  the deduction  of  taxes  that  a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for S&P 500® Index.

Comparison of the Growth of a $10,000 Investment in the IMS Capital Value Fund and the S&P 500®

Index for the 10 Years Ended June 30, 2019 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2009 and held through June 30, 2019. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS STRATEGIC INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS (Unaudited)

Annual Report

June 30, 2019

Dear Fellow Shareholders,

During the first half of 2019, the IMS Strategic Income Fund (the “Income Fund”) posted a strong return of +13.71%.  During the same period, the benchmark Bloomberg Barclay’s U.S. Aggregate Bond Index (“Barclay’s Bond Index”) returned +6.11%.   Over the Fund’s full fiscal year ended June 30, 2019, the Income Fund posted a solid +12.22% gain, while the benchmark returned +7.87%.

During the period, the Federal Reserve changed its guidance and direction on the Fed Funds rate several times.  After indicating in the fall of 2018 that several additional rate increases may be needed in 2019, they reversed course in late spring and began preparing markets for their first rate cut in 10 years.  It happened in late July of 2019. This was done to support a potentially slowing economy.  Although employment and sentiment measures of the American economy remain strong, some leading indicators suggest future weakness.  Increasing trade disputes and tariffs have not helped.

The one year Treasury Bill started the fiscal year yielding 2.31%, and ended at +1.93%. The Fund’s returns were helped by the strong performance of both stocks and bonds over the period. Considering the changing outlook, we have been reducing the Fund’s holdings of dividend stocks in favor of bonds.   As of June 30, 2019, the Fund was 31% stocks, 55% in bonds and 14% in money market funds.

The Income Fund’s investments in structured notes also contributed to its positive performance.  The structured notes benefited from a steeper LIBOR (swap) yield curve and lower long-term rates. Both factors were favorable over the fiscal year leading to their positive performance.

The Income Fund has had a very encouraging year.  We are pleased with its performance.  The Income Fund has paid a dividend every month since the Income Fund’s inception in November of 2002.  The Income Fund’s ability to be strategic and flexible allows us the opportunity to invest in a wide range of income-producing securities as we continue to look for the best sources of current income. We believe that our Income Fund’s allocation to both dividend-paying stocks and bonds over that past year benefitted shareholders substantially as both bonds and equities performed well.  Going forward, we will be increasing our allocation to bonds and reducing our exposure to stocks.  We thank you for investing alongside us in the IMS Strategic Income Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Strategic Income Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for periods ended June 30, 2019)
	One Year	Five Year	Ten Year
IMS Strategic Income Fund*	12.22%	(8.36)%	1.34%
Bloomberg Barclays U.S. Aggregate Bond Index**	7.87%	2.95%	3.90%

Total annual operating expenses, as disclosed in the Fund’s current prospectus dated October 29, 2018, were 3.36% of average daily net assets (2.02% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Income Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed 1.95% of the Income Fund’s average daily net assets through October 31, 2019, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap agreement may be terminated by either party upon 60 days’ written notice prior to the end of the then-current term of the agreement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The  returns  shown  do  not  reflect  the deduction  of  taxes  that  a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade, which has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the Bloomberg Barclays U.S. Aggregate Bond Index.

Comparison of the Growth of a $10,000 Investment in the IMS Strategic Income Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the 10 Years Ended June 30, 2019 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2009 and held through June 30, 2019. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS DIVIDEND GROWTH FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS (Unaudited)

Annual Report

June 30, 2019

Dear Fellow Shareholders,

U.S. Equity markets for the year ended June 30, 2019, delivered strong returns. However, the returns were volatile and unevenly distributed as value lagged growth and large cap outpaced small cap. The market volatility picked up in Q4 of calendar year 2018 with rhetoric about the increasing possibilities of trade tensions, the breakdown of negotiations with China on trade, currency and intellectual property rights.  The Federal Reserve posture has created additional uncertainty and risks. These risks have impacted both domestic and international business reinvestment spending, resulting in a global manufacturing slowdown. On balance we continue to see U.S. Corporations navigate these risks and changing landscape well. Based on corporate profit margins, earnings growth and return on equity, U.S. Corporations are executing above their global peers.

Again this year, the U.S. Equity markets performed strong compared to the majority of the International and Emerging Equity markets.

The Federal Reserve and central banks around the world will continue to have a significant role in the health of the global economy.

The IMS Dividend Growth Fund (the “Dividend Growth Fund”) returned +7.53% compared to the S&P 500® Index’s (“S&P 500”) return of +10.42% for the twelve months ended June 30, 2019. The Russell 1000 Value Index (“Russell 1000”) returned +8.46% over the same twelve month period.

The disappointing results relative to the indices are primarily the result of our allocation to consumer staples and tobacco related stocks which significantly underperformed.

The Dividend Growth Fund’s best performers over the past year included Outfront Media +41.50%, Abbott Laboratories +40.29%, Microsoft +38.07%, PayPal +37.46% and Visa +31.89%. We continue to see opportunity in large, predictable dividend paying businesses in areas like financial services, technology, and healthcare.

The Dividend Growth Fund’s worst performers included Kraft Heinz, which declined 48.09% as continued pricing pressure, large debt loads and business execution issues disappointed investors. PG&E declined 46.15% and State Street Bank declined 38.04%.

We think the companies in the Dividend Growth Fund have unique operating businesses, strong financial positioning, and opportunities for long-term future growth. These characteristics increase the likelihood that the companies in our Dividend Growth Fund will continue to pay and increase dividends and appreciate over time. We believe our portfolio is undervalued to the broader markets.  The Dividend Growth Fund’s typical holding has a robust dividend yield and attractive long-term earnings growth rate. We thank you for investing alongside us in the IMS Dividend Growth Fund as we continue to focus on building wealth wisely.

Sincerely,

Carl W. Marker & Christopher L. Magaña
Co-Portfolio Managers, IMS Dividend Growth Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns (for periods ended June 30, 2019)
	One Year	Five Year	Ten Year
IMS Dividend Growth Fund*	7.53%	6.85%	10.08%
S&P 500® Index**	10.42%	10.72%	14.70%

Total annual operating expenses, as disclosed in the Fund’s current prospectus dated October 29, 2018, were 2.13% of average daily net assets (1.96% after fee waivers/expense reimbursements by the Advisor). The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Growth Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed 1.95% of the Growth Fund’s average daily net assets through October 31, 2019, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap agreement may be terminated by either party upon 60 days’ written notice prior to the end of the then-current term of the agreement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The  returns  shown  do  not  reflect  the deduction  of  taxes  that  a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The S&P 500® Index is a widely recognized unmanaged index of equity prices and has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total operating expenses for the Fund, while no annual operating expenses are deducted for the S&P 500 Index.

 Comparison of the Growth of a $10,000 Investment in the IMS Dividend Growth Fund and the
S&P 500® Index for the 10 years Ended June 30, 2019 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2009 and held through June 30, 2019. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS – (Unaudited)

IMS Capital Value Fund Holdings as of June 30, 20191

1 As a percent of net assets.

The investment objective of the IMS Capital Value Fund is long-term growth from capital appreciation and, secondarily, income from dividends. The IMS Capital Value Fund typically invests in mid-cap securities, which the Advisor defines as those with a market capitalization of approximately $2 billion to $11 billion, and in large-cap securities, which the Advisor defines as those with a market capitalization of greater than $11 billion.

FUND HOLDINGS – (Unaudited) (continued)

IMS Strategic Income Fund Holdings as of June 30, 20191

1 As a percent of net assets.

The investment objective of the IMS Strategic Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Strategic Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Strategic Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note, and in 144A securities that are purchased in private placements and thus are subject to restrictions on resale (either as a matter of contract or under federal securities laws), but only where the Advisor has determined that a liquid trading market exists. Under normal circumstances, the Strategic Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

FUND HOLDINGS – (Unaudited) (continued)

IMS Dividend Growth Fund Holdings as of June 30, 20191

1 As a percent of net assets.

The investment objective of the IMS Dividend Growth Fund is long-term growth from capital appreciation and dividends. The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s Advisor, IMS Capital Management, Inc., employs a combination of fundamental, technical and macro market research to identify companies that the Advisor believes have the ability to maintain or increase their dividend payments, because of their significant cash flow production.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 through June 30, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period* January 1, 2019 – June 30, 2019
Capital Value Fund
Actual (+21.10%)	$1,000.00	$1,211.04	$9.76
Hypothetical**	$1,000.00	$1,016.00	$8.90
Strategic Income Fund
Actual (+13.71)%	$1,000.00	$1,137.10	$10.60
Hypothetical**	$1,000.00	$1,014.90	$9.99
Dividend Growth Fund
Actual (+16.80%)	$1,000.00	$1,168.04	$10.59
Hypothetical**	$1,000.00	$1,015.00	$9.84

*

Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 1.78%, 2.00%, and 1.97%, respectively.

**	Assumes a 5% annual return before expenses.

IMS CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2019

COMMON STOCK - 98.61%	Shares	Fair Value

Communication Services - 14.07%
Alphabet, Inc. - Class C (a)	947	$1,023,622
Electronic Arts, Inc. (a)	6,800	688,568
Facebook, Inc. - Class A (a)	5,500	1,061,500
Netflix, Inc. (a)	2,000	734,640
Verizon Communications, Inc.	13,400	765,542
		4,273,872
Consumer Discretionary - 20.91%
Amazon.com, Inc. (a)	500	946,815
Dollar Tree, Inc. (a)	8,500	912,815
Domino’s Pizza, Inc.	3,430	954,500
Home Depot, Inc.	4,478	931,290
Service Corp. International	18,250	853,735
Starbucks Corp.	9,124	764,865
Yum! Brands, Inc.	8,911	986,180
		6,350,200
Consumer Staples - 2.87%
Walmart, Inc.	7,900	872,871

Energy - 5.07%
Apache Corp.	28,700	831,439
Helmerich & Payne, Inc.	14,000	708,680
		1,540,119
Financials - 13.37%
Bank of America Corp.	31,500	913,500
Capital One Financial Corp.	9,600	871,104
Goldman Sachs Group, Inc.	3,500	716,100
New York Community Bancorp, Inc.	78,900	787,422
Wells Fargo & Co.	16,300	771,316
		4,059,442
Health Care - 14.78%
Bristol-Myers Squibb Co.	13,314	603,790
Celgene Corp. (a)	6,100	563,884
Edwards Lifesciences Corp. (a)	4,250	785,145
Gilead Sciences, Inc.	9,900	668,844
IDEXX Laboratories, Inc. (a)	3,500	963,655
InVivo Therapeutics Holdings Corp. (a)	20,009	14,807
Zoetis, Inc.	7,830	888,627
		4,488,752

IMS CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2019

COMMON STOCK - 98.61% (continued)	Shares	Fair Value

Industrials - 8.73%
General Electric Co.	84,500	$887,250
Kansas City Southern	8,500	1,035,470
Stanley Black & Decker, Inc.	5,040	728,834
		2,651,554
Information Technology - 15.91%
Advanced Micro Devices, Inc. (a)	25,000	759,250
Apple, Inc.	4,070	805,534
NVIDIA Corp.	5,300	870,419
PayPal Holdings, Inc. (a)	7,121	815,070
QUALCOMM, Inc.	10,000	760,700
Symantec Corp.	26,000	565,760
Western Digital Corp.	5,350	254,393
		4,831,126
Utilities - 2.90%
Vistra Energy Corp.	38,950	881,828

TOTAL COMMON STOCK (Cost $25,316,643)		29,949,764

MONEY MARKET SECURITIES - 1.51%
Federated Government Obligations Fund - Institutional Shares, 2.24% (b)	457,942	457,942

TOTAL MONEY MARKET SECURITIES (Cost $457,942)		457,942

TOTAL INVESTMENTS AT VALUE (Cost $25,774,585) - 100.12%		$30,407,706
LIABILITES IN EXCESS OF OTHER ASSETS, NET - (0.12%)		(36,054)
NET ASSETS - 100.00%		$30,371,652

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Rate shown represents the 7-day yield at June 30, 2019, is subject to change and resets daily.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2019

COMMON STOCK - 30.79%	Shares	Fair Value

Communication Services - 4.18%
AT&T, Inc.	3,800	$127,338
Verizon Communications, Inc.	2,100	119,973
		247,311
Consumer Staples - 3.62%
Colgate-Palmolive Co.	1,300	93,171
General Mills, Inc.	2,300	120,796
		213,967
Energy - 1.37%
Helmerich & Payne, Inc.	1,600	80,992

Financials - 8.63%
Bank of Nova Scotia	2,300	125,005
BGC Partners, Inc. - Class A	26,000	135,980
JPMorgan Chase & Co.	1,100	122,980
Umpqua Holdings Corp.	7,600	126,084
		510,049
Health Care - 8.53%
AbbVie, Inc.	1,900	138,168
Bristol-Myers Squibb Co.	2,700	122,445
Cardinal Health, Inc.	2,700	127,170
Patterson Cos., Inc.	5,100	116,790
		504,573
Information Technology - 2.41%
Cisco Systems, Inc.	3,000	142,650

Materials - 2.05%
Nucor Corp.	2,200	121,220

TOTAL COMMON STOCK (Cost $1,818,807)		1,820,762

	Principal Amount	Fair Value
CORPORATE BONDS - 31.19%

California Resources Corp., 8.000% due 12/15/2022 (c)	$350,000	$263,813
General Electric Co., 5.000%, Fixed to Variable Perpetual Bond (b) (m)	320,000	308,627
Genworth Holdings, Inc., 7.625%, due 09/24/2021	125,000	122,500
HollyFrontier Corp. 5.875%, due 04/01/2026	300,000	328,552
PetSmart, Inc. , 7.125%, due 03/15/2023 (c)	200,000	187,500
Tenneco, Inc., 5.000%, due 07/15/2026	350,000	281,750
Under Armour, Inc., 3.250%, due 06/15/2026	250,000	235,812
Vector Group Ltd., 6.125%, due 02/01/2025 (c)	125,000	115,848

TOTAL CORPORATE BONDS (Cost $1,854,714)		1,844,402

FOREIGN BONDS DENOMINATED IN US DOLLARS - 1.14%

Cash Store Financial Services, Inc., 11.500%, 01/31/2017 - Canada (a) (c) (d) (e) (f)	1,289,000	67,702

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $1,120,977)		67,702

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2019

STRUCTURED NOTES - 22.43%	Principal Amount	Fair Value

Barclays Bank PLC Callable Fixed to Floating Rate U.S. Dollar ICE Swap Rate Linked Note, 8.000%, 08/30/2030 - Great Britain (g)	$250,000	$249,875
Citigroup Global Markets Holdings, Inc. Callable Fixed to Float Range Accrual Note, 8.000%, 12/26/2033 (h)	300,000	287,670
Morgan Stanley Fixed to Floating Rate Leveraged CMS and Index Linked Note, 1.320%, 08/30/2028 (b) (i)	350,000	251,562
Natixis US Medium-Term Note Program LLC Callable Fixed to Floating Capped Range Accrual Note, 3.003%, 10/31/2034 (b) (j)	500,000	314,375
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 10.000%, 06/28/2034 - France (k)	225,000	223,313

TOTAL STRUCTURED NOTES (Cost $1,611,406)		1,326,795

MONEY MARKET SECURITIES - 13.96%	Shares	Fair Value
Federated Government Obligations Fund - Institutional Shares, 2.24% (l)	825,829	825,829

TOTAL MONEY MARKET SECURITIES (Cost $825,829)		825,829

TOTAL INVESTMENTS AT VALUE (Cost $7,231,733) - 99.51%		$5,885,490
OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.49%		28,785
NET ASSETS - 100.00%		$5,914,275

Percentages are stated as a percent of net assets.

(a) This security is currently valued by the Advisor using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee.

(b)  Variable rate security. Rate shown represents the rate in effect at June 30, 2019.

(c)  Security exempted from registration under Rule 144A of the Securities Act of 1933.  The security may be resold in transactions exempt from registration, normally to qualified institutional investors.

(d)  Non-income producing security.

(e)  Security is illiquid at June 30, 2019, at which time the aggregate value of illiquid securities is $67,702 or 1.14% of net assets.

(f)  Issue is in default.

(g)  For each Interest Period commencing on or after the Original Issue Date to but excluding August 30, 2019 (the “Fixed Rate Period”), the interest rate per annum will be equal to the Fixed Interest Rate of 8.000%. For each Interest Period commencing on or after August 30, 2019 (the “Floating Rate Period”), the interest rate per annum will be equal to the product of (a) the 30-Year swap rate minus the 2-Year swap rate and (b) the Multiplier rate of 50, subject to the Maximum Interest Rate of 8.000% and the Minimum Interest Rate of 0.000%.

(h)  On each coupon payment date occurring during the first year following issuance of the securities, the securities will pay a fixed coupon of 8.00% per annum, regardless of the CMS spread or the level of the underlying indices. Beginning in March 2020, the variable coupon rate will be determined as follows:  Contingent rate of 8.000% multiplied by the number of days the accrual condition is met divided by the number of days in the accrual period, subject to the Maximum Interest Rate of 8.000% and the Minimum Interest Rate of 0.000%.  The accrual condition will be satisfied on an elapsed day if, and only if, (i) the CMS spread is greater than the CMS spread barrier on that elapsed day and (ii) the closing level of each underlying index is greater than or equal to its accrual barrier level on that elapsed day.

(i)  The variable rate is equal to 5 times the difference, if any, between the 30-Year Constant Maturity Swap Rate (“30CMS”) and the 2-year Constant Maturity Swap Rate (“2CMS”) as determined on the CMS reference determination date at the start of the quarterly interest payment period; subject to a maximum interest rate of 12.00% per annum for each interest payment period during the floating rate interest period and the minimum interest rate of 0.00% per annum.

(j)  The variable rate is determined by multiplying (a) the product of the Multiplier and the applicable CMS30/CMS2 Spread determined as of the reference date at the start of the interest period, and subject to the minimum interest rate of 0.00% and the maximum interest rate of 10.00%, by (b) a fraction equal to the number of calendar days in such interest period with respect to which the closing level of the S&P 500® Index is greater than or equal to 60% of its closing level on trade date divided by the number of calendar days in such interest period.

(k)  For each Interest Period commencing on or after the Original Issue Date through January 2021 (the “Fixed Rate Period”), the interest rate per annum will be equal to the Fixed Interest Rate of 10.000%. For each Interest Period beginning in January 2021 (the “Floating Rate Period”), the interest rate per annum will be equal to the product of (a) the 30-Year Constant Maturity Swap Rate minus the 2-Year Constant Maturity Swap Rate multiplied by the number of days the accrual condition is met divided by the number of days in the accrual period and (b) the Multiplier rate of 50, subject to the Maximum Interest Rate of 10.000% and the Minimum Interest Rate of 0.000%. The accrual condition is satisfied on days where RTY and SX7E are greater than or equal to 60% of the initial index level.

(l) Variable rate security. Rate shown represents the 7-day yield at June 30, 2019 and resets daily.

(m) With respect to the Fixed Rate Period ending January 21, 2021, interest will be paid at a rate of 5.00% per annum, payable semi-annually.  Effective January 21, 2021, interest will be paid based on a floating rate equal to three-month LIBOR plus 3.33% per annum, payable quarterly.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2019

COMMON STOCK - 99.96%	Shares	Fair Value

Communication Services - 1.08%
Alphabet, Inc. - Class C (a)	100	$108,091

Consumer Discretionary - 11.02%
General Motors Co.	4,000	154,120
NVR, Inc. (a)	42	141,551
TJX Cos, Inc.	9,000	475,920
Whirlpool Corp.	2,300	327,428
		1,099,019
Consumer Staples - 7.58%
Altria Group, Inc.	6,860	324,821
Kraft Heinz, Co.	3,000	93,120
Philip Morris International, Inc.	4,296	337,365
		755,306
Financials - 23.68%
Axis Capital Holdings Ltd.	2,500	149,125
Bank of America Corp.	14,344	415,976
BlackRock, Inc.	1,000	469,300
CME Group, Inc.	2,500	485,275
M&T Bank Corp.	1,300	221,091
S&P Global, Inc.	2,500	569,475
State Street Corp.	900	50,454
		2,360,696
Health Care - 15.28%
Abbott Laboratories	6,500	546,650
AbbVie, Inc.	5,600	407,232
Cardinal Health, Inc.	2,034	95,801
Johnson & Johnson	3,400	473,552
		1,523,235
Industrials - 13.34%
Boeing Co.	300	109,203
Copa Holdings SA - Class A - Panama	1,000	97,570
Lockheed Martin Corp.	1,598	580,937
Parker-Hannifin Corp.	1,000	170,010
Southwest Airlines Co.	7,330	372,217
		1,329,937
Information Technology - 25.42%
Apple, Inc.	2,600	514,592
CDK Global, Inc.	3,000	148,320
Microsoft Corp.	4,250	569,330
Oracle Corp.	3,869	220,417
PayPal Holdings, Inc. (a)	3,100	354,826
QUALCOMM, Inc.	5,000	380,350
Visa, Inc. - Class A	2,000	347,100
		2,534,935

IMS DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2019

COMMON STOCK - 99.96% (continued)	Shares	Fair Value

Real Estate - 2.33%
Outfront Media, Inc.	9,000	$232,110

Utilities - 0.23%
PG&E Corp. (a)	1,000	22,920

TOTAL COMMON STOCK (Cost $8,375,853)		9,966,249

MONEY MARKET SECURITIES - 0.14%
Federated Government Obligations Fund - Institutional Shares, 2.24% (b)	13,877	13,877

TOTAL MONEY MARKET SECURITIES (Cost $13,877)		13,877

TOTAL INVESTMENTS AT VALUE (Cost $8,389,730) - 100.10%		$9,980,126
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.10%)		(10,150)
NET ASSETS - 100.00%		$9,969,976

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

(b) Rate shown represents the 7-day yield at June 30, 2019, is subject to change and resets daily.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2019

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund
Assets:
Investments in securities:
At cost	$25,774,585	$7,231,733	$8,389,730
At value	$30,407,706	$5,885,490	$9,980,126
Receivables:
Interest	315	30,542	94
Dividends	6,580	11,722	12,787
Investments sold	—	235,813	—
Prepaid expenses	5,381	3,505	3,839
Total assets	30,419,982	6,167,072	9,996,846

Liabilities:
Payables:
Investments purchased	—	223,313	—
Due to advisor	29,138	10,584	8,438
Due to administrator, fund accountant and transfer agent	2,174	2,264	2,398
Accrued expenses	17,018	16,636	16,034
Total liabilities	48,330	252,797	26,870
Net Assets	$30,371,652	$5,914,275	$9,969,976

Net Assets consist of:
Paid-in capital	$24,387,186	$29,797,209	$7,974,405
Total distributable earnings	5,984,466	(23,882,934)	1,995,571
Total Net Assets	$30,371,652	$5,914,275	$9,969,976

Shares outstanding (unlimited number of shares authorized, no par value)	1,294,221	2,262,864	596,624
Net asset value and offering price per share	$23.47	$2.61	$16.71
Minimum redemption price per share (a)	$23.35	$2.60	$16.63

(a) A redemption fee of 0.50% will be assessed on shares of the Fund that are redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2019

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $425 and $0, respectively)	$526,576	$214,245	$264,062
Interest	4,495	75,970	2,615
Total investment income	531,071	290,215	266,677

Expenses:
Management fees (a)	378,285	50,479	132,491
Accounting, administration and transfer agent fees and expenses (a)	99,512	47,860	57,556
Registration expenses	8,665	7,066	5,577
Trustee expenses	20,292	20,292	20,292
Audit expenses	13,000	13,000	13,000
Miscellaneous expenses	14,534	11,610	11,792
Custodian expenses	6,206	5,765	4,066
Legal expenses	5,985	6,398	5,985
Shareholder networking fees	7,193	1,633	1,821
Interest expenses	2,239	1,113	809
Pricing expenses	4,362	5,191	4,491
Insurance expenses	2,548	1,584	1,874
Total expenses	562,821	171,991	259,754
Less: Fees waived and expenses absorbed by Advisor (a)	—	(81,754)	(47,020)
Less: Fees waived by Administrator (a)	—	(11,000)	(6,875)
Net expenses	562,821	79,237	205,859

Net Investment Income (Loss)	(31,750)	210,978	60,818

Realized and unrealized gain (loss) on investment securities:
Net realized gain (loss) on investments	1,561,393	(823,906)	408,322
Change in unrealized appreciation on investments	489,146	1,025,534	305,852
Net realized and unrealized gain on investments	2,050,539	201,628	714,174

Net Increase in Net Assets Resulting from Operations	$2,018,789	$412,606	$774,992

(a) See Note 4 in the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2019

Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$412,606
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Accretion of discount/Amortization of premium, net	(9,148)
Purchase of investment securities	(26,794,392)
Proceeds from disposition of investment securities	25,665,664
Purchases of short-term investment securities, net	(581,988)
Increase in dividends and interest receivable	(16,458)
Increase in receivables for securities sold	(235,813)
Increase in prepaid expenses	(243)
Increase in payable for securities purchased	223,313
Decrease in accrued expenses	(4,292)
Net unrealized depreciation on investment securities and foreign currency	(1,025,534)
Net realized loss on investment securities	823,906
Net cash used for operating activities	(1,542,379)

Cash flows from financing activities:
Proceeds from loan	1,666,035
Payments on loan	(1,666,035)
Proceeds from Fund shares sold	3,123,941
Payment on Fund shares redeemed	(1,567,331)
Cash distributions paid	(14,231)
Net cash provided from financing activities	1,542,379

Net increase in cash	—

Cash:
Beginning of year	—
End of year	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $193,223and a decrease in payable for Fund shares redeemed of $31,783.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $1,113.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2019	Year Ended June 30, 2018
Increase (Decrease) in Net Assets due to:
Operations:
Net investment loss	$(31,750)	$(3,205)
Net realized gain on investments	1,561,393	3,231,265
Change in unrealized appreciation (depreciation) on investments	489,146	(1,332,804)
Net increase in net assets resulting from operations	2,018,789	1,895,256

Distributions to shareholders from:
Total distributable earnings	(3,206,262)	(773,249	)(a)
Total Distributions	(3,206,262)	(773,249)

Capital share transactions:
Proceeds from shares purchased	200,587	390,800
Reinvestment of distributions	3,158,798	763,379
Amount paid for shares redeemed	(5,482,597)	(9,301,256)
Proceeds from redemption fees	13	14
Net decrease in net assets from share transactions	(2,123,199)	(8,147,063)

Total Decrease in Net Assets	(3,310,672)	(7,025,056)

Net Assets:
Beginning of year	33,682,324	40,707,380

End of year	$30,371,652	$33,682,324	(b)

Capital Share Transactions
Shares purchased	8,746	18,516
Shares issued in reinvestment of distributions	160,345	30,843
Shares redeemed	(235,860)	(381,225)
Net decrease in capital shares	(66,769)	(331,866)

(a) Represents $30,009 of net investment income distributions and $743,240 of net realized capital gains distributions.

(b) Includes accumulated net investment loss of $23,838.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2019	Year Ended June 30, 2018
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$210,978	$340,910
Net realized loss on investments and foreign currency	(823,906)	(3,242,198)
Change in unrealized appreciation on investments and foreign currency	1,025,534	2,370,157
Net increase (decrease) in net assets resulting from operations	412,606	(531,131)

Distributions to shareholders from:
Total distributable earnings	(207,454)	(323,707	)(a)
Total Distributions	(207,454)	(323,707)

Capital share transactions:
Proceeds from shares purchased	3,123,941	147,604
Reinvestment of distributions	193,223	298,478
Amount paid for shares redeemed	(1,537,861)	(1,244,135)
Proceeds from redemption fees	2,313	—
Net increase (decrease) in net assets from share transactions	1,781,616	(798,053)

Total Increase (Decrease) in Net Assets	1,986,768	(1,652,891)

Net Assets:
Beginning of year	3,927,507	5,580,398

End of year	$5,914,275	$3,927,507	(b)

Capital Share Transactions
Shares purchased	1,206,276	51,199
Shares issued in reinvestment of distributions	77,284	108,902
Shares redeemed	(625,652)	(460,521)
Net increase (decrease) in capital shares	657,908	(300,420)

(a)	Represents $323,707 of net investment income distributions.
(b)	Includes accumulated net investment income of $9,441.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2019	Year Ended June 30, 2018
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$60,818	$76,869
Net realized gain on investments	408,322	631,069
Change in unrealized appreciation on investments	305,852	27,616
Net increase in net assets resulting from operations	774,992	735,554

Distributions to shareholders from:
Total distributable earnings	(63,965)	(89,904	)(a)
Total Distributions	(63,965)	(89,904)

Capital share transactions:
Proceeds from shares purchased	687,809	3,612,764
Reinvestment of distributions	63,627	89,392
Amount paid for shares redeemed	(2,524,931)	(3,112,582)
Proceeds from redemption fees	—	71
Net increase (decrease) in net assets from share transactions	(1,773,495)	589,645

Total Increase (Decrease) in Net Assets	(1,062,468)	1,235,295

Net Assets:
Beginning of year	11,032,444	9,797,149

End of year	$9,969,976	$11,032,444	(b)

Capital Share Transactions
Shares purchased	47,431	230,719
Shares issued in reinvestment of distributions	4,099	5,621
Shares redeemed	(160,420)	(196,511)
Net increase (decrease) in capital shares	(108,890)	39,829

(a)	Represents $84,089 of net investment income distributions and $5,815 return of capital.
(b)	Includes accumulated net investment income of $0.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015

Net Asset Value, Beginning of Year	$24.75		$24.05		$21.52	$23.16	$21.10

Investment Operations:
Net investment income (loss)	(0.02)		(0.00	)(a)	0.02	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	1.27		1.22		2.51	(1.60)	2.10
Total from investment operations	1.25		1.22		2.53	(1.64)	2.06

Less Distributions to shareholders:
From net investment income	—		(0.02)		—	—	—
From net realized capital gains	(2.53)		(0.50)		—	—	—
Total distributions	(2.53)		(0.52)		—	—	—

Paid in capital from redemption fees (a)	0.00		0.00		0.00	0.00	0.00

Net Asset Value, End of Year	$23.47		$24.75		$24.05	$21.52	$23.16

Total Return (b)	6.99%		5.05%		11.76%	(7.08)%	9.76%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$30,372		$33,682		$40,707	$38,683	$40,716

Ratio of expenses to average net assets:	1.80	%(d)	1.74	%(c)	1.69%	1.69%	1.74%

Ratio of net investment income (loss) to average net assets:	(0.10	)%(d)	(0.01	)%(c)	0.08%	(0.19)%	(0.17)%

Portfolio turnover rate	17.29%		40.01%		84.33%	64.78%	62.98%

(a)	Net investment loss and redemption fees resulted in less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)	The ratios include 0.01% of interest expense during the year ended June 30, 2018.
(d)	The ratios include 0.01% of interest expense during the year ended June 30, 2019.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2019		June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015

Net Asset Value, Beginning of Year	$2.45		$2.93		$3.27		$4.53		$5.95

Investment Operations:
Net investment income	0.13		0.19		0.24		0.35		0.45
Net realized and unrealized gain (loss) on investments and foreign currency (a)	0.16		(0.49)		(0.32)		(1.28)		(1.37)
Total from investment operations	0.29		(0.30)		(0.08)		(0.93)		(0.92)

Less Distributions to shareholders:
From net investment income	(0.13)		(0.18)		(0.26)		(0.33)		(0.39)
Tax return of capital	—		—		—		—		(0.11)
Total distributions	(0.13)		(0.18)		(0.26)		(0.33)		(0.50)

Paid in capital from redemption fees (b)	0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Year	$2.61		$2.45		$2.93		$3.27		$4.53

Total Return (c)	12.22%		(10.71)%		(2.69)%		(20.99)%		(16.13)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$5,914		$3,928		$5,580		$8,865		$20,865

Ratio of expenses to average net assets:	1.98	%(h)	2.02	%(g)	1.98	%(f)	1.98	%(e)	1.96	%(d)
Ratio of expenses to average net assets before waiver & reimbursement:	4.29	%(h)	3.36	%(g)	2.93	%(f)	2.25	%(e)	1.92	%(d)

Ratio of net investment income to average net assets:	5.27	%(h)	6.99	%(g)	7.83	%(f)	9.13	%(e)	8.94	%(d)
Ratio of net investment income to average net assets before waiver & reimbursement:	2.95	%(h)	5.64	%(g)	6.87	%(f)	8.85	%(e)	8.90	%(d)

Portfolio turnover rate	728.46%		758.79%		505.62%		394.23%		562.40%

(a)	Realized and unrealized gain (loss) per share in this caption are balancing amounts due to timing of subscriptions and redemptions in relation to fluctuating market prices.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The ratios include 0.01% of interest expense during the year ended June 30, 2015.
(e)	The ratios include 0.03% of interest expense during the year ended June 30, 2016.
(f)	The ratios include 0.04% of interest expense during the year ended June 30, 2017.
(g)	The ratios include 0.07% of interest expense during the year ended June 30, 2018.
(h)	The ratios include 0.03% of interest expense during the year ended June 30, 2019.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016		June 30, 2015

Net Asset Value, Beginning of Year	$15.64		$14.72		$12.62	$13.03		$12.44

Investment Operations:
Net investment income	0.09		0.10		0.10	0.11		0.09
Net realized and unrealized gain (loss) on investments	1.08		0.94		2.09	(0.41)		0.59
Total from investment operations	1.17		1.04		2.19	(0.30)		0.68

Less Distributions to shareholders:
From net investment income	(0.10)		(0.12)		(0.09)	(0.11)		(0.09)
Tax return of capital	—		0.00	(f)	—	—		—
Total distributions	(0.10)		(0.12)		(0.09)	(0.11)		(0.09)

Paid in capital from redemption fees	—		0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)

Net Asset Value, End of Year	$16.71		$15.64		$14.72	$12.62		$13.03

Total Return (b)	7.53%		7.05%		17.38%	(2.27)%		5.48%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$9,970		$11,032		$9,797	$8,476		$10,291

Ratio of expenses to average net assets:	1.96	%(e)	1.96	%(d)	1.95%	1.96	%(c)	1.95%
Ratio of expenses to average net assets before waiver & reimbursement:	2.47	%(e)	2.13	%(d)	2.34%	2.37	%(c)	2.50%

Ratio of net investment income to average net assets:	0.58	%(e)	0.64	%(d)	0.71%	0.85	%(c)	0.69%
Ratio of net investment income to average net assets before waiver & reimbursement:	0.07	%(e)	0.47	%(d)	0.32%	0.44	%(c)	0.14%

Portfolio turnover rate	5.26%		23.39%		32.76%	6.63%		86.92%

(a)	Redemption fees resulted in less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)	The ratios include 0.01% of interest expense during the year ended June 30, 2016.
(d)	The ratios include 0.01% of interest expense during the year ended June 30, 2018.
(e)	The ratios include 0.01% of interest expense during the year ended June 30, 2019.
(f)	Tax return of capital distributions were less than $0.005 per share.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2019

NOTE 1. ORGANIZATION

The IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”), IMS Strategic Income Fund (the “Income Fund”) and IMS Dividend Growth Fund (the “Dividend Growth Fund”), were each organized as a diversified series of 360 Funds (the “Trust”) on June 20, 2014. The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reverse Convertible Bonds – The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Structured notes, such as reverse convertible notes, are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes – The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management has evaluated the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years ended June 30, 2016, June 30, 2017 and June 30, 2018) and expected to be taken during the year ended June 30, 2019 and has concluded that no provision for income tax is required in these financial statements. As of and during the year ended June 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended June 30, 2019, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2016.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board”)).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid bonds or those bonds fair valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the year ended June 30, 2019, the Funds made the following reclassifications to increase (decrease) the components of net assets. The reclassifications are primarily attributable to the expiration of capital loss carryforwards.

Fund	Paid in Capital	Total Distributable Earnings
Value Fund	$—	$—
Income Fund	(2,678,326)	2,678,326
Dividend Growth Fund	—	—

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – quoted prices in active markets for identical securities
●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to each Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, structured notes, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 2 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. See the chart on page 34 for more information on the inputs used by the Advisor in determining fair value of such Level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures on June 24, 2014, which established a Valuation Committee to work with the Advisor and report to the Board on securities being fair valued or manually priced. The Lead Chairman and Trustee for the 360 Funds, along with the Fund Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Advisor in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security. In turn, the Lead Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2019:

	Valuation Inputs
Investments at Value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$29,949,764	$—	$—	$29,949,764
Money Market Securities	457,942	—	—	457,942
Total	$30,407,706	$—	$—	$30,407,706

* Refer to the Schedule of Investments for industry classifications.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund did not hold any derivative instruments during the reporting period. During the year ended June 30, 2019, there were no transfers between levels. The Value Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2019:

	Valuation Inputs
Investments at value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$1,820,762	$—	$—	$1,820,762
Corporate Bonds	—	1,844,402	—	1,844,402
Foreign Bonds	—	—	67,702	67,702
Structured Notes	—	1,326,795	—	1,326,795
Money Market Securities	825,829	—	—	825,829
Total	$2,646,591	$3,171,197	$67,702	$5,885,490

* Refer to the Schedule of Investments for industry classifications.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2018	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2019
Foreign Bonds	$74,220	$—	$—	$(6,518)	$—	$—	$—	$—	$67,702
Total	$74,220	$—	$—	$(6,518)	$—	$—	$—	$—	$67,702

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2019:

Quantitative information about Level 3 fair value measurements
	Fair value at 06/30/2019	Valuation technique(s)	Unobservable input	Range (Weighted Average)

Foreign Bonds	$67,702	Asset based	Estimated value of potential litigation proceeds (1)	20%-30%% of outstanding debt
			Marketability discount	28%

(1) A significant increase in this input in isolation would result in a significantly higher fair value measurement.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2019 was $(6,518) as shown below.

Total Change in Unrealized Depreciation
Foreign Bonds	$(6,518)
Total	$(6,518)

See reconciliation of investments for Level 3 securities in chart above. The Income Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

There were no transfers of assets between levels during the year ended June 30, 2019 for the Income Fund.

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of June 30, 2019:

	Valuation Inputs
Investments at value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$9,966,249	$—	$—	$9,966,249
Money Market Securities	13,877	—	—	13,877
Total	$9,980,126	$—	$—	$9,980,126

*Refer to the Schedule of Investments for industry classifications.

The Dividend Growth Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the year ended June 30, 2019, there were no transfers between levels. The Dividend Growth Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS  – (continued)

June 30, 2019

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor serves as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust.  Pursuant to the Advisory Agreement, the Advisor manages the operations of the Funds and manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board of Trustees.

In addition, the Funds have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, shareholder servicing fees, extraordinary expenses, and, dividend and interest expenses in connection with securities sold short) to not more than 1.95% of the Funds’ average daily net assets through October 31, 2019, subject to the Advisor’s right to recoup payments on a rolling three-year basis, so long as the payments would not exceed the 1.95% expense cap.

Under the terms of the Advisory Agreement, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers and recoupments, and expenses reimbursed during the year ended June 30, 2019, as well as amounts due to the Advisor at June 30, 2019.

	Value Fund	Income Fund	Dividend Growth Fund
Management fee under Advisory Agreement (as a percentage of average net assets)	1.21%	1.26%	1.26%
Expense limitation (as a percentage of average net assets)	1.95%	1.95%	1.95%
Management fees earned	$378,285	$50,479	$132,491
Fees recouped (waived) and (expenses reimbursed)	$—	$(81,754)	$(47,020)
Payable to Advisor	$29,138	$10,584	$8,438

Each waiver or reimbursement by the Advisor is subject to repayment by the Funds within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Funds are able to make the repayment without exceeding the expense limitations in effect at the time the expenses were waived or currently in effect, whichever is lower as described above.

The amounts subject to repayment by the Income Fund and Dividend Growth Fund, pursuant to the aforementioned conditions, are as follows:

Fund	Amount	Expires June 30,
Income Fund	$69,739	2020
Income Fund	$65,700	2021
Income Fund	$81,754	2022
Dividend Growth Fund	$36,744	2020
Dividend Growth Fund	$20,568	2021
Dividend Growth Fund	$47,020	2022

There are no amounts subject to repayment by the Value Fund.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS  – (continued)

June 30, 2019

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

The Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”).  Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; (j) maintaining shareholder account records.

For the year ended June 30, 2019, the Funds accrued servicing fees, including out of pocket expenses, as follows:

Fund	Service Fees
Value Fund	$99,512
Income Fund	$47,860
Dividend Growth Fund	$57,556

M3Sixty has also agreed to voluntarily waive certain fees until certain thresholds are met by the Funds. During the year ended June 30, 2019, M3Sixty waived fees as follows:

Fund	Service Fees Waived
Value Fund	$—
Income Fund	$11,000
Dividend Growth Fund	$6,875

Certain officers and a Trustee of the Trust are also employees and/or officers of M3Sixty.

Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the year ended June 30, 2019.

The Distributor is not affiliated with the Advisor. The Distributor is an affiliate of M3Sixty.

NOTE 5. LINE OF CREDIT

During the year ended June 30, 2019, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit secured by the Funds’ investments. Borrowings under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $2,000,000 or 10.000% of the Fund’s daily investments at value.  Total borrowings for the Funds cannot exceed $2,000,000 at any time. The current agreement expires on September 8, 2019.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS  – (continued)

June 30, 2019

NOTE 5. LINE OF CREDIT (continued)

	Value Fund	Income Fund	Dividend Growth Fund
Maximum available bank line of credit as of June 30, 2019	$2,000,000	$588,549	$998,013
Average borrowings for the period	$208,276	$204,747	$42,812
Average interest rate for the period	3.873%	3.882%	3.914%
Highest balance drawn during the year	$1,267,269	$407,925	$423,223
Interest rate at June 30, 2019	3.930%	3.930%	3.930%
Line of credit borrowing at June 30, 2019	$—	$—	$—

NOTE 6. INVESTMENTS

For the year ended June 30, 2019, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Purchases
Other	$5,381,984	$26,794,392	$548,408
Sales
Other	$10,747,840	$25,657,781	$2,260,452

As of June 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Gross Appreciation	$9,520,653	$88,502	$2,256,682
Gross (Depreciation)	(5,041,992)	(1,434,745)	(666,286)
Net Appreciation (Depreciation) on Investments	$4,478,661	$(1,346,243)	$1,590,396
Tax Cost	$25,929,045	$7,231,733	$8,389,730

For the Value Fund, the difference between book basis and tax basis unrealized appreciation (depreciation) of investments is primarily attributable to the tax deferral of losses on wash sales.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS  – (continued)

June 30, 2019

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2019, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 39.13% of the Value Fund and 48.28% of the Dividend Growth Fund. As a result, National Financial may be deemed to control the Value Fund and Dividend Growth Fund. As of June 30, 2019, TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of its customers, 30.62% of the Value Fund, 45.86% of the Income Fund and 41.14% of the Dividend Growth Fund. As a result, Ameritrade may be deemed to control the Value Fund, Income Fund and Dividend Growth Fund.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund – For the fiscal year ended June 30, 2019, the Value Fund paid distributions totaling $2.526808 per share.

The tax characterization of distributions for the fiscal year ended June 30, 2019 and for the fiscal year ended June 30, 2018 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2019	Fiscal Year Ended June 30, 2018
Ordinary Income	$609,750	$30,009
Long-term Capital Gains	2,596,512	743,240
Total Distributions paid	$3,206,262	$773,249

Income Fund – For the fiscal year ended June 30, 2019, the Income Fund paid monthly distributions totaling $0.130 per share.

The tax characterization of distributions for fiscal year ended June 30, 2019 and for the fiscal year ended June 30, 2018 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2019	Fiscal Year Ended June 30, 2018
Ordinary Income	$207,454	$323,707
Total Distributions paid	$207,454	$323,707

Dividend Growth Fund – For the fiscal year ended June 30, 2019, the Dividend Growth Fund paid distributions totaling $0.100 per share.

The tax characterization of distributions for the fiscal year ended June 30, 2019 and for the fiscal year ended June 30, 2018 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2019	Fiscal Year Ended June 30, 2018
Ordinary Income	$63,965	$84,089
Return of Capital	—	5,815
Total Distributions paid	$63,965	$89,904

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS — (continued)

June 30, 2019

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS (continued)

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. As of June 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Undistributed net investment income	$552,132	$12,965	$17,260
Deferred capital and other losses	(24,545)	(76,184)	—
Accumulated realized capital gains (losses)	978,218	(22,473,472)	387,915
Net unrealized appreciation (depreciation)	4,478,661	(1,346,243)	1,590,396
	$5,984,466	$(23,882,934)	$1,995,571

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “Deferred capital and other losses” above.

As of June 30, 2019, deferred capital and other losses noted above consist of:

	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$—	$24,545
Income Fund	76,184	—
Dividend Growth Fund	—	—

NOTE 10. CAPITAL LOSS CARRYFORWARDS

At June 30, 2019, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund	Dividend Growth Fund
No expiration — short term	$—	$8,547,242	$—
No expiration — long term	—	13,926,230	—
	$—	$22,473,472	$—

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. During the year ended June 30, 2019, the Funds did not utilize any capital loss carryforwards. Capital loss carryforwards of $2,678,326 expired in the Income Fund.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS — (continued)

June 30, 2019

NOTE 11. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A or Regulation S the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At June 30, 2019, the aggregate value of such securities amounted to $634,863 and the value amounts to 10.73% of the net assets of the Income Fund.

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Fair Value

California Resources Corp., 8.000% due 12/15/2022	4/17/2019	$350,000	$293,103	$263,813
Cash Store Financial Services, Inc. 11.500%, 01/31/2017, 144A	5/21/2012(a)	1,289,000	1,120,977	67,702
PetSmart, Inc. , 7.125%, due 03/15/2023	5/02/2019	200,000	179,714	187,500
Vector Group Ltd., 6.125%, due 02/01/2025	6/05/2019	125,000	115,560	115,848
			$1,709,354	$634,863

(a)	Purchased on various dates beginning 05/21/2012.

NOTE 12. SUBSEQUENT EVENTS

On July 15, 2019, the Income Fund declared a dividend of $22,623, which was payable on July 15, 2019. On August 15, 2019, the Income Fund declared a dividend of $22,368, which was payable on August 15, 2019.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

NOTE 13. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS — (continued)

June 30, 2019

NOTE 14. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees of the Trust (the “Board”) has approved and selected (and the Board has approved) BBD, LLP (“BBD”) to replace Sanville & Company. (“Sanville”) as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended June 30, 2019. Through the past two fiscal years and through the date of Sanville’s replacement as auditor of the Funds, the Funds had no disagreements with Sanville on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Sanville would have caused Sanville to make reference to the disagreement in a Sanville report, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Funds, Sanville’s audit opinions, including for the years ended June 30, 2018 and June 30, 2017 for the Funds, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last fiscal year of the Funds, neither the Funds nor anyone on their behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds’ financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of 360 Funds

and the Shareholders of IMS Capital Value Fund, IMS Strategic Income Fund,

and IMS Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of IMS Capital Value Fund, IMS Strategic Income Fund and IMS Dividend Growth Fund, each a series of shares of beneficial interest in  360 Funds  (the “Funds”), including the schedules of investments, as of June 30, 2019, and the related statements of operations, changes in net assets, and cash flows and financial highlights for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations, the changes in their net assets, cash flows and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended June 30, 2018 and the financial highlights for each of the years in the two-year period ended June 30, 2018, were audited by other auditors, whose report dated August 28, 2018, expressed an unqualified opinion on such financial statement and financial highlights. The financial highlights for each of the years in the two-year period ended June 30, 2016 were audited by other auditors, whose report dated August 29, 2016, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the 360 Funds since 2018.

Philadelphia, Pennsylvania

August 29, 2019

Approval of the Investment Advisory Agreement Renewal for the IMS Capital Value Fund, IMS

Strategic Income Fund and IMS Dividend Growth Fund (Unaudited)

At a meeting held on April 25, 2019, the Board of Trustees (the “Board”) considered the approval of the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisor in regard to the Value Fund, Income Fund and Dividend Growth Fund.

Legal Counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement between the Trust and the Advisor with respect to the Funds. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Funds; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Advisor’s practices regarding possible conflicts of interest and other benefits derived by the Advisor.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Advisor’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) quarterly assessments of the investment performance of the Funds from the Advisor; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Funds’ management addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust with respect to the Funds and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Funds’ expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

(1)	The nature, extent and quality of the services provided by the Advisor.

In this regard, the Board considered the responsibilities the Advisor would have under the Advisory Agreement with respect to each of the Funds. The Board reviewed the services to be provided by the Advisor to the Funds including, without limitation: the Advisor’s processes for formulating investment recommendations and assuring compliance with the Funds’ investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and the anticipated efforts to promote the Funds, grow assets and assist in the distribution of Funds’ shares. The Board considered: the Advisor’s staffing, personnel and methods of operating; the education and experience of the Advisor’s personnel; and the Advisor’s compliance program, policies and procedures. After reviewing the foregoing and further information provided by the Advisor, the Board concluded that the nature, extent and quality of the services to be provided by the Advisor were satisfactory and adequate for the Funds.

(2)	Investment Performance of the Funds and the Advisor.

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short- and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment Advisors and comparable peer group indices (e.g., Morningstar category medians). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. With regard to the Value Fund, the Board noted that the Value Fund had underperformed its peer group median for the 1- year, 3-year, 5-year and 10-year periods ended March 31, 2019. The Board also considered recent performance for shorter periods of time. With regard to the Income Fund, the Board noted that the Income Fund had underperformed its peer group median for the 3-year, 5-year and 10-year periods ended March 31, 2019 but outperformed its peer group median for the 1-year period ended March 31, 2019. The Board also consider recent performance for shorter periods of time. With regard to the Dividend Growth Fund, the Board noted that the Dividend Growth Fund had underperformed its peer group median for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019. The Board also consider recent performance for shorter periods of time. The Board considered the reasons for the underperformance of each of the Funds and extensively discussed the same with the Advisor’s management to understand the drivers of the performance. Based on the foregoing, the Board concluded that the investment performance information presented for each of the Funds was acceptable at this time although the Board noted that it was important for it to continue to closely monitor the Funds’ performance.

(3)	The costs of the services provided and profits realized by the Advisor from the relationship with the Funds.

In considering the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Funds, the Trustees considered: the Advisor’s staffing, personnel and methods of operating; the financial condition of the Advisor and the level of commitment to the Advisor by the Advisor and its principals; the expected asset levels of the Funds; and the projected overall expenses of the Funds. The Trustees considered financial statements of the Advisor and discussed the financial stability and productivity of the firm. The Trustees considered the fees and expenses of the Value Fund (including the management fee) relative to its category. The Trustees noted that the management fee for the Value Fund was above the peer group median, but well within the range for the category that was considered. The Trustees next considered the fees and expenses of the Income Fund (including the management fee) relative to its category. The Trustees noted that the management fee for the Income Fund was above the peer group median, but well within the range for the category that was considered. The Trustees then considered the fees and expenses of the Dividend Growth Fund (including the management fee) relative to its category. The Trustees noted that the management fee for the Dividend Growth Fund was above the peer group median, but well within the range for the category that was considered. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Advisor by each of the Funds was fair and reasonable.

(4)	The extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

In this regard, the Board considered the Funds’ fee arrangements with the Advisor. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the Dividend Growth Fund and the Income Fund would benefit from the expense limitation arrangement for such Funds. The Trustees noted that while a breakpoint schedule in an advisory agreement could be beneficial, such a feature to the fee schedule only had benefits if the particular fund’s assets were sufficient to realize the effect of the breakpoint. The Trustees noted that obtaining lower expenses for the shareholders of the Dividend Growth Fund and the Income Fund would be realized immediately with the expense limitation arrangements. The Trustees noted that the assurance that the expense limitation arrangements in place were of value to those Funds. The Trustees noted that the assets of the Dividend Growth Fund and of the Income Fund were at such levels that the expense limitation arrangements currently were providing benefits to the respective Fund’s shareholders. The Trustees noted that the Value Fund was currently operating at an expense level that was below the contractual cap and, as a result, that Fund did not actually enjoy similar benefits to the other Funds associated with the expense limitation arrangement; however, the Trustees noted that the assurance of having the expense arrangement in place provided value to the Value Fund. The Trustees also noted that the Funds would benefit from economies of scale under its agreements with some of its service providers other than the Advisor as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the Advisor’s efforts to work with M3Sixty to secure such arrangements for the Funds. Following further discussion of the Funds’ expected asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangements provided potential savings or protection for the benefit of the Funds’ investors.

(5)	Possible conflicts of interest and benefits derived by the Advisor.

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of the Advisor’s code of ethics. Based on the foregoing, the Board determined that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. The Trustees noted that there were no benefits identified by the Advisor to the Board other than the advisory fees received under the Advisory Agreement.

TRUSTEES AND OFFICERS – (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. This section provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively. The Statement of Additional Information for each Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at (800) 934-5550.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Arthur Q. Falk YOB : 1937	Trustee	Since 2011	Retired. President, Murray Hill Financial Marketing, (financial marketing consultant) (1990–2012).	Ten	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009–Present).	Ten	None
Gary W. DiCenzo YOB : 1962	Trustee Independent Chairman	Since 2014 Since 2019	Chief Executive Officer, Cognios Capital (investment management firm) (2015–present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010–2015).	Ten	None
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1998-present).	Ten	M3Sixty Trust (3)
Thomas J. Schmidt YOB: 1963	Trustee	Since 2018	Principal, Tom Schmidt & Associates Consulting, LLC (financial services consulting practice) (2015-Present); Vice President, DST Systems, Inc. (financial services transfer agent) (1986-2014).	Ten	None

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013

Chief Executive Officer, M3Sixty Administration, LLC (2013 – present); Chief Operating Officer, M3Sixty Administration, LLC (2011–2013); Division Vice President, Boston Financial Data Services, (2005–2011).

				Ten	N/A
Officers
Andras P. Teleki YOB: 1971	Chief Compliance Officer and Secretary	Since 2015

Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016– present); Chief Compliance Officer and Secretary, WP Trust (2016- present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015); Partner, K&L Gates, (2009–2015).

				N/A	N/A
Brandon J. Byrd YOB: 1981	Assistant Secretary and Anti-Money Laundering Officer; Vice President	Since 2013 Since 2018

Chief Operating Officer, M3Sixty Administration, LLC (2013–present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015–2016); Division Manager - Client Service Officer, Boston Financial Data Services (mutual find service provider) (2010–2012).

				N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers (continued)
Larry E. Beaver, Jr.** YOB: 1969	Assistant Treasurer	Since 2017

Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003–Present); Assistant Treasurer, Capital Management Investment Trust (July 2017–Present); Assistant Treasurer, M3Sixty Funds Trust (July 2017–Present; Assistant Treasurer, WP Funds Trust (July 2017–Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008–-2017); Treasurer, 360 Funds (2007–2017); Treasurer, M3Sixty Funds Trust (2015–2017); Treasurer, WP Trust (2015–2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008–2016).

				N/A	N/A
John H. Lively YOB: 1969	Assistant Secretary	Since 2017	Managing Partner, Practus, LLP (law firm) (May 2018-present); Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) (May 2018).	N/A	N/A
Ted L. Akins YOB: 1974	Assistant Secretary	Since 2018	Vice President of Operations, M3Sixty Administration, LLC (2012-present).	N/A	N/A

** Effective December 28, 2018, Larry E. Beaver, Jr. was assigned as Interim Treasurer until a new Treasurer is appointed by the Board.

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” received a fee of $1,500 each year plus $200 per Board or committee meeting attended. Effective April 25, 2019, each Trustee who is not an “interested person” (an “Independent Trustee”) will receive a $5,000 annual retainer (paid quarterly). In addition, each Independent Trustee will receive, on a per fund basis: (i) a fee of $1,500 per fund each year (paid quarterly); (ii) a fee of $200 per Board meeting attended; and (iii) a fee of $200 per committee meeting attended. The Trust will also reimburse each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust will also be reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From the IMS Family of Funds[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the IMS Family of Funds Paid to Trustees[2]
Independent Trustees

Arthur Q. Falk	$7,212	None	None	$7,212
Tom M. Wirtshafter	$7,212	None	None	$7,212
Gary W. DiCenzo	$7,212	None	None	$7,212
Steven D. Poppen	$5,488	None	None	$5,488
Thomas J. Schmidt	$5,488	None	None	$5,488

Interested Trustee
Randall K. Linscott	None	None	None	None

1 Each of the Trustees serves as a Trustee to three (3) IMS Family of Funds of the Trust. The Trust currently offers ten (10) series of shares.

2 Figures are for the year ended June 30, 2019.

OTHER INFORMATION – (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 934-5550; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (800) 934-5550; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. For the fiscal year ended June 30, 2019, certain distributions paid by the Funds may be subject to a maximum tax rate of 20%. The Value Fund, Income Fund and Dividend Growth Fund intend to designate up to a maximum amount of $3,206,262, $207,454 and $63,965, respectively, as taxed at a maximum rate of 20%.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2020 to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their own tax advisors.

360 FUNDS
4300 Shawnee Mission Parkway
Suite 100
Fairway, KS 66205

INVESTMENT ADVISOR
IMS Capital Management, Inc.
8995 S.E. Otty Road,
Portland, OR 97086

ADMINISTRATOR & TRANSFER AGENT
M3Sixty Administration, LLC
4300 Shawnee Mission Parkway
Suite 100
Fairway, KS 66205

DISTRIBUTOR
Matrix 360 Distributors, LLC
4300 Shawnee Mission Parkway
Suite 100
Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway
Suite 310
Leawood, KS 66211

CUSTODIAN BANK
Huntington National Bank
41 South Street
Columbus, OH 43125

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

ITEM 2.	CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $33,000 and $30,000 with respect to the registrant’s fiscal years ended June 30, 2019 and June 30, 2018, respectively. The June 30, 2019 fees were paid to BBD, LLP.  The June 30, 2018 fees were paid to Sanville and Co.

(b)

Audit-Related Fees.    There were no fees billed during the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal years ended June 30, 2019 and June 30, 2018, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns. The June 30, 2019 fees were paid to BBD, LLP.  The June 30, 2018 fees were paid to Sanville and Co.

(d)

All Other Fees.   The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended June 30, 2019 and $0 for the fiscal year ended June 30, 2018 for the IMS Family of Funds.

(e)(1)

The audit committee does not have pre-approval policies and procedures.  Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the last two fiscal years ended June 30, 2019 and June 30, 2018 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, Fund is an open-end management investment company

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer,
Date: January 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: January 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Assistant Treasurer and Acting Principal Financial Officer
Date: January 22, 2020